                             UST MASTER FUNDS, INC.
                       UST MASTER TAX-EXEMPT FUNDS, INC.



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Alfred Tannachion and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to UST Master Funds, Inc.'s and UST Master Tax-Exempt Funds, Inc.'s (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: July 29, 1994                   /s/ Alfred C. Tannachion
                                       -----------------------------

                             UST MASTER FUNDS, INC.
                       UST MASTER TAX-EXEMPT FUNDS, INC.



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Alfred Tannachion and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to UST Master Funds, Inc.'s and UST Master Tax-Exempt Funds, Inc.'s (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: July 29, 1994                   /s/ Donald L. Campbell
                                       -----------------------

                             UST MASTER FUNDS, INC.
                       UST MASTER TAX-EXEMPT FUNDS, INC.



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Alfred Tannachion and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to UST Master Funds, Inc.'s and UST Master Tax-Exempt Funds, Inc.'s (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: July 29, 1994                  /s/ Joseph H. Dugan
                                      --------------------

                             UST MASTER FUNDS, INC.
                       UST MASTER TAX-EXEMPT FUNDS, INC.



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Alfred Tannachion and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to UST Master Funds, Inc.'s and UST Master Tax-Exempt Funds, Inc.'s (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: July 29, 1994                  /s/ Robert A. Robinson
                                      -----------------------

                             UST MASTER FUNDS, INC.
                       UST MASTER TAX-EXEMPT FUNDS, INC.



                               POWER OF ATTORNEY
                               -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Alfred Tannachion and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to UST Master Funds, Inc.'s and UST Master Tax-Exempt Funds, Inc.'s (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: July 29, 1994                  /s/ Wolfe J. Frankl
                                      --------------------